UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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PANAMERICAN BANCORP
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PANAMERICAN BANCORP

3400 Coral Way

Miami, Florida 33145

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 15, 2005

_______________________

To our Stockholders:

Our 2005 annual meeting of stockholders will be held at one of our branches at 1200 North Federal Highway, Boca Raton, Florida 33432 on Wednesday, June 15, 2005, beginning at 5:00 p.m., E.D.T. At the meeting, stockholders will vote on the following matters:

1.

Election of three directors, James Partridge, Michael Golden and Alberto Valle, to hold office for a term of three years until our 2008 annual meeting of stockholders;

2.

To approve an amended and restated version of our Incentive Stock Option Plan to increase the number of shares reserved for issuance under the plan from 500,000 to 1,000,000;

3.

To approve an amended and restated version of our Directors Stock Option Plan to increase the number of shares reserved for issuance under the plan from 500,000 to 1,000,000; and

4.

Any other matters that properly come before the meeting.

Stockholders of record as of the close of business on May 5, 2005 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Michael E. Golden

Michael E. Golden
President and Chief Executive Officer

Miami, Florida

May 18, 2005

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON

2005 ANNUAL MEETING OF STOCKHOLDERS

OF

PANAMERICAN BANCORP

______________________________________

PROXY STATEMENT

______________________________________

This proxy statement contains information related to our annual meeting of stockholders to be held on Wednesday, June 15, 2005, beginning at  5:00 p.m., E.D.T, at our branch located at 1200 North Federal Highway, Boca Raton, Florida 33432 and at any adjournments or postponements thereof.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) the election of three directors, (ii) the amendment and restatement of our Incentive Stock Option Plan, (iii) the amendment and restatement of our Directors Stock Option Plan and (iv) any other matters that properly come before the meeting. In addition, our management will report on our performance during 2004 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 1, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 5, 2005, 9,992,939 shares of our common stock, $.01 par value per share, held by 830 stockholders of record were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote:

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for the election of the nominated slate of directors. See “Proposal 1 – Election of Directors” on page 4;

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for the amendment and restatement of our Incentive Stock Option Plan. See “Proposal 2 – Adoption of Amendment and Restatement to Our Incentive Stock Option Plan” on page 12;

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for the amendment and restatement of our Directors Stock Option Plan. See “Proposal 3 – Adoption of Amendment and Restatement to Our Directors Stock Option Plan” on page 15; and

The Board does not know of any other matters other than the proposals set forth above that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should properly come before the meeting or any director nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors.  The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of common stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items.  For each other item, provided that a quorum is present, the affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting by the holders of common stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The Board of Directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is May 18, 2005. You should review this information in conjunction with our Annual Report to Stockholders for the year ended December 31, 2004, which accompanies this proxy statement. Our corporate headquarters are located at 3400 Coral Way, Miami, Florida 33145 and our telephone number is (305) 421-6800. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

We will provide to those persons that make a request in writing (Attn:Michael Golden) or by e-mail (aloring@panamericanbank.com) free of charge our Annual Report on Form 10-KSB, any amendments thereto and the financial statements and any financial statement schedules filed by us with the Securities and Exchange Commission under Section 13(a) of the Securities Exchange Act of 1934, as amended. Our Annual Report on Form 10-KSB and any amendments thereto are also available on the Securities Exchange Commission website at www.sec.gov by searching the EDGAR database for our filings.

STOCK OWNERSHIP

Who are the largest owners of our stock and how much stock do our directors and executive officers own?

Our voting securities outstanding on April 1, 2005 consisted of 9,992,939 shares of common stock. The following table shows as of April 1, 2005, the amount of voting securities beneficially owned by (i) each of our directors, (ii) each of our executive officers named in the Summary Compensation Table below, (iii) all of our directors and executive officers as a group and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities. Unless otherwise provided, the address of each holder listed under the heading “Common Stock” is c/o PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145.

Name	Aggregate Number of Shares Beneficially Owned (a)	Acquirable Within 60 Days (b)	Total Number of Shares of Class Beneficially Owned (columns (a)+(b))	Percentage of Shares of Class Outstanding

Common Stock

James F. Partridge	163,008	21,940	184,948	1.9%
Hugo A. Castro	117,415	62,600	180,015	1.8%
Nelson Famadas	189,418	22,670	212,088	2.1%
Michael E. Golden	138,400	37,600	176,000	1.8%
Leonard F. Marinello	150,136	22,170	172,306	1.7%
Stephen L. Perrone	327,142	19,150	346,292	3.5%
Alberto Valle	351,642	22,740	374,382	3.7%

All directors and executive officers as a group (13 persons)	1,437,161	208,870	1,646,031	16.5%
First Bancorp, San Juan, Puerto Rico	629,491	—	629,491	6.3%
Martin & Edith Stein	551,449	—	551,449	5.5%

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, in conjunction with our Bylaws provide that the number of directors constituting the Board of Directors shall be not less than five nor more than twenty-five with the exact number of directors to be fixed from time exclusively by resolution passed by a majority of our Board of Directors. In accordance with our Certificate of Incorporation, as amended, our Board of Directors is divided into three classes, designated Classes I, II and III, which are to be comprised of a number of directors as nearly equal in number as possible. Each director elected at the annual meeting will serve for a three-year term and until their respective successor has been duly elected and qualified. As a result, each year one-third of our directorship is subject to re-election, providing for additional stability and continuity.

The Board has nominated each of James Partridge, Michael Golden and Alberto Valle to be elected as a Class I director at the annual meeting. Messrs. Partridge, Golden and Valle are currently serving as our directors and their terms expire at the annual meeting. We expect that our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the annual meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

DIRECTORS

Our directors and director nominees and their ages as of April 1, 2005 are as follows:

Name	Age	Class	Present Term Expires	Position

James F. Partridge	75	I	2005	Chairman of the Board
Hugo A. Castro*	61	III	2006	Director and Secretary
Nelson Famadas, Ph.D	55	II	2007	Vice Chairman of the Board
Michael E. Golden	61	I	2005	Director, President and Chief Executive Officer
Leonard F. Marinello*	63	III	2006	Director
Stephen L. Perrone	61	II	2007	Director
Alberto Valle	66	I	2005	Director

——————

*   The son of Hugo A. Castro is married to the daughter of Leonard F. Marinello.

James F. Partridge:  Mr. Partridge is 75 years old and has been our Chairman since April 2000. Mr. Partridge is also a Director of our subsidiary, PanAmerican Bank (“PanAmerican Bank”). Mr. Partridge retired as President of Visa International, Latin America and Caribbean Region, on June 30, 1999 after serving since 1978. At present, he serves as a Strategic Director on the Regional Board of Directors of Visa International and is Chairman of its Executive & Planning Committee. Mr. Partridge joined the management of Visa International, as Vice President in charge of the Development Division for the Western United States, Latin America and Asia-Pacific in 1978. His term expires on June 17, 2005.

Michael E. Golden:  Mr. Golden is 61 years old and has been one of our directors since 2002 as well as President and Chief Executive Officer. Mr. Golden is also a Director of our subsidiary, PanAmerican Bank. Mr. Golden is also the Chairman of the Board of PanAmerican Bank. Mr. Golden has been in the investment banking /securities business for over 25 years. He was a Senior Vice President in sales and management at Smith Barney from 1979 to 1989. In 1989, he started a securities firm, First Colonial Securities Group, which grew nationwide to 25 offices and 200 retail brokers specializing in asset management and investment banking. Mr. Golden has also been on the board of other banks and industrial companies. Mr. Golden is currently Chairman of the Kid Academy, a child-learning center that he founded in 1987. His term expires on June 17, 2005.

Hugo A. Castro:  Mr. Castro is 61 years old and is one of our directors as well as Corporate Secretary. He is also a Director and President and Chief Executive Officer of PanAmerican Bank. Mr. Castro is a career banker of 39 years. Until 1999, Mr. Castro served as President and Chief Executive Officer of Eastern National Bank in Miami, Florida. He was an Executive Vice President with Totalbank in Miami, Florida from 1996 through 1998. From 1994 to 1996, Mr. Castro was Executive Vice President with Intercontinental Bank, having joined Intercontinental upon the acquisition of Commercial Trust Bank in 1993. Mr. Castro was the President, Chief Executive Officer, Director, and a founding stockholder of Commercial Trust Bank from 1988 to 1993, following 20 years of service at Commercial Bank & Trust Company, where he served as Executive Vice President. Mr. Castro is a graduate of the School of Banking of the South at Louisiana State University, he holds a degree from Miami-Dade College, and attended La Salle University in Havana, Cuba in 1960 and 1961. His term expires on June 17, 2006.

Leonard F. Marinello:  Mr. Marinello is 63 years old and has been one of our directors since June 2000. Mr. Marinello also served as the Chairman of the Board of PanAmerican Bank. Mr. Marinello has been President and Chief Executive Officer of Allied Plating Supplies, Inc., a company engaged in the metal finishing business, from 1957 to the present. Mr. Marinello was a Director of Commercial Trust Bank from 1988 to 1993. During his tenure at Commercial Trust Bank, he was an active member of that bank’s Loan and Audit Committees. He has also served as a Director of several privately held companies, including Allied Plating Supplies, Inc. (Chairman), Arch Drain Block Co. (Chairman), Brick Oven Pizzaria and Royal Sport, Inc. Mr. Marinello is a graduate of the University of Miami, where he received a Bachelor’s degree in Finance. His term expires on June 17, 2006.

Nelson Famadas, Ph.D.:  Dr. Famadas is 55 years old and has been one of our directors and Vice Chairman since May 2002. Dr. Famadas is also a Director of PanAmerican Bank. Since 1991 Dr. Famadas has served as Chairman and Chief Executive Officer of Gables Holding Corporation, a real estate development company. Dr. Famadas serves on the boards of various civic and charitable organizations both in Puerto Rico and Florida. He is also a member of the board of a community-based home healthcare agency, as well as of two non-profit hospitals. He is presently an Adjunct Professor at Florida International University’s School of Business Administration, lecturing in Operations Management. His term expires on June 17, 2007.

Dr. Famadas qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission. In making the determination as to Dr. Famada’s status as an audit committee financial expert, our Board of Directors determined he has accounting and related financial management expertise within the meaning of the aforementioned rules.

Stephen L. Perrone:  Mr. Perrone is 61 years old and has been one of our directors since September 2001. Mr. Perrone is also a Director of PanAmerican Bank. Mr. Perrone is Founder and President of Brickell Bay Capital Group, a private investment firm, which was formed in 1996. Prior to founding Brickell Bay Capital Group, Mr. Perrone was a Partner with the Law Offices of Shutts & Bowen in Miami, Florida where be began his law career in 1968. Mr. Perrone has been active in community affairs, having been past president of the Miami Downtown Lions Club and the Coral Gables South Miami Khoury Baseball League, where he was active for twelve years. He was a founding member and still is on the Board of the Archdiocese of Miami Education Foundation. He has also served on the Boards of Gulliver Schools and the Miami City Ballet. Mr. Perrone is a Certified Public Accountant, licensed in Florida. His term expires on June 17, 2007.

Alberto Valle:  Mr. Valle is 66 years old and has been one of our directors since September 2001. Mr. Valle is also a Director of PanAmerican Bank. He has been employed by BMC Investments and Athlone of Florida, Inc. since 1987. Mr. Valle was a Director of Commercial Trust Bank from 1988 to 1993. He also served as Vice President and Lending Officer for Commercial Bank and Trust from 1985 to 1988. Mr. Valle attended the Havana Institute in Havana, Cuba where he received his Bachelor in Science. His term expires on June 17, 2005.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

How are directors compensated?

Compensation.  We compensate our non-managerial directors for their services as directors at the rate of $2000 each per month.

Options.  Directors are eligible to receive options under our Directors Stock Option Plan.

How often did the Board meet during 2004?

During 2004, the Board of Directors held six meetings. During 2004, each director attended more than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period he or she served on such committees.

What committees has the Board established?

The Board of Directors has a standing audit committee and compensation committee. We do not have a nominating committee. Our Board of Directors performs the functions of a nominating committee.

Audit Committee

During 2004, the audit committee consisted of Messrs. Famadas, Perrone and Valle. In the Board’s business judgment, we believe Messrs. Famadas, Perrone and Valle each meet the definition of an “independent director” under Securities and Exchange Commission, or SEC, rules and as that term is currently defined under Section 121(A) of the listing standards of the American Stock Exchange. The audit committee held thirteen meetings during 2004. The duties and responsibilities of the audit committee include (i) recommending to the Board the appointment of our auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies and internal controls and (iv) having general responsibility for all related auditing matters. The functions of the audit committee and its activities during the year ended December 31, 2004 are described below under the heading “Report of the Audit Committee” on page 8. The Board of Directors adopted a written charter for the audit committee effective April 30, 2002. A copy of the audit committee’s written charter is attached as Appendix A hereto.

Compensation Committee

During 2004, the compensation committee consisted of Messrs. Famadas, Marinello, Partridge, Perrone and Valle. The compensation committee held three meetings during 2004. The compensation committee is responsible for negotiating any future employment agreements with executive officers, any amendments to existing or future employment agreements, stock option plans, 401(k) plans and any other compensation agreements.

Nominating Committee

As of this time, we do not have a nominating committee, or a nominating committee charter. Our Board of Directors believes the full Board can adequately perform the functions of a nominating committee given the fact that the Board is composed of a majority of non-management directors. The Board of Directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The Board of Directors seeks to identify those individuals most qualified to serve as Board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for Board responsibilities. While our Board of Directors has not established minimum qualifications for director candidates nominated by our stockholders, our stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by submitting their names and appropriate background and biographical information to our Board of Directors at 3400 Coral Way, Miami, Florida 33145 along with a statement signed by such recommended individual consenting to his or her consideration for nomination. Assuming that the appropriate information has been timely provided, the Board of Directors will consider these candidates substantially in the same manner as it considers other director candidates it identifies.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our Board of Directors, the audit committee’s role is to act on behalf of the Board of Directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of three members: Messrs. Famadas, Perrone and Valle. In the Board’s business judgment, we believe Messrs. Famadas, Perrone and Valle each meet the definition of an “independent director” under SEC rules and as that term is currently defined under Section 121(A) of the listing standards of the American Stock Exchange. A copy of the audit committee’s written charter is attached hereto as Appendix A. Our Board of Directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the Securities and Exchange Commission and/or the American Stock Exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee does not consist of our employees and it may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2004 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2004 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and us. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our chief executive officer and treasurer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the Securities and Exchange Commission.

Consistent with the Securities and Exchange Commission’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004. The undersigned members of the audit committee have submitted this report to us.

The Audit Committee

Nelson Famadas, Ph.D., Stephen L. Perrone and Alberto Valle

MANAGEMENT

Executive Officers

Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors. The following sets forth certain information with respect to our executive officers (other than such information regarding Michael E. Golden  and Hugo A. Castro which was disclosed under “Proposal 1 – Election of Directors” above):

EXECUTIVE COMPENSATION

The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the aggregate compensation awarded to, earned by or paid to Michael E. Golden, our President and Chief Executive Officer, and Hugo A. Castro, our Director and Secretary as well as President and Chief Executive Officer of PanAmerican Bank (collectively, the “named executive officers”). None of our other officers earned compensation in excess of $100,000 during 2004. We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during these three fiscal years.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options

Michael E. Golden Director, President and Chief Executive Officer of PanAmerican Bancorp and Chairman of PanAmerican Bank	2004 2003 2002	$130,000 $125,000 —	$5,000 $3,500 —	$10,800(1) $11,400(1) —	150,000 19,000 —

Hugo A. Castro Secretary and President and Chief Executive Officer of PanAmerican Bank	2004 2003 2002	$130,000 $125,000 $125,000	$5,000 $3,500 —	$10,800(1) $11,400(1) $19,800(1)	25,000 19,000 —

——————

(1)

Reflects a non-accountable expense reimbursement.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2004 with respect to compensation plans under which our equity securities are authorized for issuance.

•

The number of securities to be issued upon exercise of outstanding options, warrants and rights (Column (a));

•

The weighted-average exercise price of the outstanding options, warrants and rights disclosed (Column (b)); and

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Other than securities to be issued upon exercise of the outstanding options, warrants and rights disclosed in column (a), the number of securities remaining available for future issuance under the plan (Column (c)).

	Number of shares to be issued upon exercise of outstanding options, warrants and rights Column (a)	Weighted average exercise price of outstanding options, warrants and rights Column (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in Column (a)) Column (c)

Equity compensation plans:
Approved by Stockholders	500,000	$2.39	—
Not approved by Stockholders	100,000	$2.63	71,500
Total	600,000	$2.39	71,500

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

Michael E. Golden has an Employment Agreement with the Company which continues unless either party notifies the other, 60 days prior to the ending date. Mr. Golden’s Employment Agreement as of December 31, 2004, provides that he will receive: a minimum base salary of $130,000; car allowance, health, hospitalization and disability benefits; and participation in an executive incentive bonus plan.

Hugo A. Castro’s Employment Agreement with PanAmerican Bank continues unless either party notifies the other 60 days prior to the preceding ending date. Mr. Castro’s Employment Agreement as of December 31, 2004, provides that he will receive: a minimum base salary of $130,000; car allowance, health, hospitalization and disability benefits;  and participation in an executive incentive bonus plan.

Mr. Golden, Mr. Castro and our other executive officers as well as the executive officers of PanAmerican Bank will be considered for inclusion in a management incentive bonus plan and the Incentive Stock Option Plan.

Option/SAR Grants in Last Fiscal Year

The table below sets forth the following information with respect to options granted to the named executive officers during 2004:

•

the number of shares of common stock underlying options granted during the year;

•

the percentage that such options represent of all options granted to employees during the year;

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the exercise price; and

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the expiration date.

	Individual Grants
Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date

Michael E. Golden President and Chief Executive Officer	150,000	34%	$2.63	December 2013

Hugo A. Castro Secretary and President and Chief Executive Officer of PanAmerican Bank	25,000	6%	$2.63	December 2013

Aggregated Fiscal Year-End Option Value Table

The following table sets forth certain information concerning unexercised stock options held by our named executive officers as of December 31, 2004. No stock appreciation rights have been granted or are outstanding.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End December 31, 2004		Value of Unexercised In-The- Money Options at FY-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael E. Golden	—	—	11,400	157,600	19,152	222,768
Hugo A. Castro	—	—	61,400	32,600	133,152	47,768

——————

(1)

The closing price of the common stock as reported on the American Stock Exchange on December 31, 2004, the last trading day for such year, was $ 4.03.

PROPOSAL 2 — ADOPTION OF AMENDMENT AND RESTATEMENT TO OUR DIRECTORS STOCK OPTION PLAN

Background and Purpose

We have in effect the PanAmerican Bancorp Directors Stock Option Directors Plan (the “Directors Plan”), which was adopted by our Board of Directors on September 19, 2002 and ratified by our stockholders. The purpose of the Directors Plan is to provide incentives in the form of grants of non-qualified stock options to our non-employee directors thereby giving such non-employee directors a proprietary interest in us. The Directors Plan seeks to enhance non-employee directors’ personal interest in our continued success and progress. Stockholder approval of the amendment and restatement of the Directors Plan is recommended because our Board believes it is in our best interests to (i) continue to encourage stock ownership by each of the individuals who serve or have served in the past on our Board of Directors as a non-employee director and (ii) ensure that a sufficient number of shares of our common stock are available under the Directors Plan for awards to attract, retain, reward and motivate individuals who may qualify as non-employee directors to serve on our Board of Directors.

Summary of Proposed Directors Plan Changes

On April 30, 2004, our Board of Directors approved an amendment to and restatement of the Directors Plan and recommended that it be submitted to our stockholders for their approval at the annual meeting. The Directors Plan has been amended to increase the maximum number of shares eligible for grant under the Directors Plan from 500,000 to 1,000,000.

As of December 31, 2004, options to purchase 528,500 shares of our common stock had been granted under the Directors Plan, including options to purchase shares of our common stock that have been cancelled in accordance with the terms of the Directors Plan.

Summary of our Directors Stock Option Plan, as Amended

The following is a summary of certain principal features of the Directors Plan as amended and restated. This summary is qualified in its entirety by reference to the complete text of the Directors Plan, which is attached to this proxy statement as Appendix B. Stockholders are urged to read the actual text of the Directors Plan in its entirety.

Shares Available for Awards.

Under the Directors Plan, the total number of shares of our common stock that may be subject to the granting of awards under the Directors Plan at any time during the term of the Directors Plan is equal to 1,000,000 shares, subject to adjustments in certain circumstances.

The Board is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution payable in shares of our common stock, recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date an option is granted so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. In addition, the committee that administers the Directors Plan is authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.

The persons eligible to receive awards under the Directors Plan are any individuals who serve or have served in the past on our Board of Directors as a non-employee director. As of December 31, 2004, approximately 5 persons were eligible to participate in the Directors Plan.

Administration.

The Directors Plan is to be administered by our compensation committee or if such compensation committee ceases to exist at any time our Board of Directors. Subject to the terms of the Directors Plan, the compensation committee or the Board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Directors Plan, and make all other determinations that may be necessary or advisable for the administration of the Directors Plan.

Stock Options.

The Board or the compensation committee is authorized to grant non-qualified stock options. The exercise price per share subject to an option is determined by the Board or the compensation committee. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of service as a director, if any, generally are fixed by the compensation committee or the Board, except that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares of our common stock or a promissory note payable to us and outstanding awards.

Other Terms of Awards.

The compensation committee or the Board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld, or previously acquired shares of our common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations.

Awards under the Directors Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law.

Amendment and Termination.

The Board of Directors may amend, alter, suspend, discontinue or terminate the Directors Plan or the compensation committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Therefore, stockholder approval may not necessarily be required for every amendment to the Directors Plan which might increase the cost of the Directors Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Directors Plan will terminate at such time as no shares of our common stock remain available for issuance under the Directors Plan and we have no further rights or obligations with respect to outstanding awards under the Directors Plan.

Federal Income Tax Consequences of Awards.

The Directors Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options.  On exercise of a nonqualified stock option granted under the Directors Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of our common stock acquired on exercise of the option over the exercise price. If the optionee is our employee, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. However, the optionee will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for the number of shares equal to the number of shares delivered upon exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his or her tax basis in the shares delivered and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Importance of Consulting Tax Adviser.  The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

Vote Required.  The amendment and restatement of our Directors Plan will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR DIRECTORS STOCK OPTION PLAN.

PROPOSAL 3 — ADOPTION OF AMENDMENT AND RESTATEMENT TO OUR INCENTIVE STOCK OPTION PLAN

Background and Purpose

We have in effect the PanAmerican Bancorp Incentive Stock Option Plan (the “Employees Plan”), which was adopted by our Board of Directors on September 19, 2002 and ratified by our stockholders. The purpose of the Plan is to provide an additional incentive in the form of non-qualified and incentive stock options to attract and retain superior personnel and to offer them an additional incentive to contribute to our success. Stockholder approval of the amendment and restatement of the Employees Plan is recommended because our Board believes it is in our best interests to (i) continue to encourage stock ownership by our officers, employees, directors and consultants and those of our subsidiaries under the current terms of the Employees Plan, (ii) ensure that a sufficient number shares of our common stock are available under the Employees Plan for awards to attract, retain, reward and motivate our officers, employees, directors and consultants and those of our subsidiaries and (iii) comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

Summary of  Incentive Stock Option Plan Changes

On April 30, 2004, our Board of Directors approved an amendment to and restatement of the Employees Plan and recommended that it be submitted to our stockholders for their approval at the annual meeting. The Employees Plan has been amended to increase the maximum number of shares eligible for grant under the Employees Plan from 500,000 to 1,000,000.

As of December 31, 2004, options to purchase 541,200 shares of our common stock had been granted under the Employees Plan, including options to purchase shares of our common stock that have been cancelled in accordance with the terms of the Employees Plan.

Summary of our Incentive Stock Option Plan, as Amended

The following is a summary of certain principal features of the Employees Plan as amended and restated. This summary is qualified in its entirety by reference to the complete text of the Employees Plan, which is attached to this proxy statement as Appendix C. Stockholders are urged to read the actual text of the Employees Plan in its entirety.

Shares Available for Awards; Annual Per-Person Limitations.

Under the Employees Plan, the total number of shares of our common stock that may be subject to the granting of awards under the Employees Plan at any time during the term of the Employees Plan is equal to 1,000,000 shares subject to adjustments in certain circumstances. In addition, the Employees Plan limits the maximum amount of shares that may be subject to awards under the Employees Plan granted to any one individual per year to 500,000 shares.

The Board is authorized to adjust the maximum number of shares to be granted under the Employees Plan and adjust the outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution payable in shares of our common stock, recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date an option is granted so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. In addition, the committee that administers the Employees Plan is authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.

The persons eligible to receive awards under the Employees Plan are our officers, employees, directors and consultants and those of our subsidiaries. As of December 31, 2004, approximately 60 persons were eligible to participate in the Employees Plan.

Administration.

The Employees Plan is to be administered by our Board of Directors or if so designated by the Board, a committee consisting of not less than two directors, each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, the Board may exercise any power or authority granted to the committee. Subject to the terms of the Employees Plan, the committee or the Board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Employees Plan, and make all other determinations that may be necessary or advisable for the administration of the Employees Plan.

Stock Options.

The Board or the committee is authorized to grant stock options, intended to qualify as incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant. The exercise price per share subject to an option are determined by the Board or the committee, but must not be less than the fair market value of a share of our common stock on the date of grant; provided, that the price per share of an ISO granted to an employee who at the time of grant owns more than 10% of our total combined voting stock or of any of our subsidiaries, as the case may be, cannot be less than 110% of the fair market value of a share of our common stock on the date of grant. For purposes of the Employees Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or the Board or under procedures established by the committee or the Board. The maximum term of each option and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the committee or the Board, except that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, the withholding of shares of our common stock issuable upon exercise of the ISO, or with the consent of the Board or committee, shares of our common stock.

Other Terms of Awards.

The committee or the Board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld, or previously acquired shares of our common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations.

Awards granted under the Employees Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee or the Board may, in its discretion, permit transfers for estate Employees Planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the Employees Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The committee or the Board may, however, grant awards in exchange for other awards under the Employees Plan, awards under any other of our Employees Plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Amendment and Termination.

The Board of Directors may amend, alter, suspend, discontinue or terminate the Employees Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Therefore, stockholder approval may not necessarily be required for every amendment to the Employees Plan which might increase the cost of the Employees Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Employees Plan will terminate after ten years or at such time as no shares of our common stock remain available for issuance under the Employees Plan and we have no further rights or obligations with respect to outstanding awards under the Employees Plan.

Federal Income Tax Consequences of Awards.

The Employees Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options.  The Employees Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, a time period referred to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which is a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of our common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option without the imposition of current income tax. Pyramiding is the exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Section 162 Limitations.  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such “performance-based compensation,” so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the Employees Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.  The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

Vote Required.  The amendment and restatement of our Employees Plan will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR INCENTIVE STOCK OPTION PLAN.

CODE OF ETHICS

We are in the process of adopting a code of ethics that will apply to all of our directors, officers, employees and independent contractors. The code of ethics will also have specific provisions applicable to all employees with access to, and responsibility for, matters of finance and financial management, including our President, Chief Executive Officer and Controller. Once adopted by our Board of Directors, the full text of the code of ethics will be available at, and we intend to disclose any amendments to, or waivers from, any provision of the code of ethics that applies to any of our executive officers or directors by posting such information on our website at www.panamericanbank.com. or provide a copy of the code of ethics, free of charge, to those persons that make a request in writing (Attn: Hugo A. Castro, Secretary) or by e-mail (hcastro@panamericanbank.com).

COMMUNICATIONS WITH STOCKHOLDERS

We have no formal policy regarding attendance by our directors at annual stockholders meetings. Certain members of our Board of Directors then-serving on our Board attended the 2004 Annual Meeting of Stockholders. Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our President and Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Hugo A. Castro, Secretary, PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Christine Golden, the past spouse of PanAmerican CEO and President, Michael Golden, is the sole owner of the issued and outstanding shares of Franklin National Financial Holding, LLC, which is the parent company of Franklin National Financial Group, LLC, a registered securities broker-dealer. Franklin National Financial Group, LLC, on August 15, 2003, entered into a Networking Arrangement with the Holding Company and the Bank for Franklin National Financial Group, LLC to provide securities broker-dealer services to Bank customers at the Bank’s branches, and for the Bank to receive a fee from this arrangement. According to the Networking Arrangement, Franklin National Financial Group, LLC, will pay the Bank a fee for utilizing Bank space at its branches. Franklin National Financial Group, LLC will be permitted to advertise its broker-dealer services at the Bank’s branches and enter into agreements with customers for brokerage services. The Bank sampled rents from other similar arrangements to determine the rent to be charged Franklin National Financial Group, LLC. Members of our Board were aware of the relationship between Michael Golden, and his wife’s broker-dealer, Franklin National Financial Group, LLC, and consented to the arrangement. The Board took no further steps in this matter. The Bank will not be involved in the brokerage relationship between its customers and Franklin National Financial Group, LLC nor will the Bank receive any compensation or fee for brokerage transactions or services provided by Franklin National Financial Group, LLC. The arrangement between the Bank and Franklin National Financial Group, LLC will be in compliance with the rules of the SEC for such bank-securities brokerage affiliations.

At December 31, 2004, PanAmerican Bank had extended two credit accommodations to an entity related to a director in the aggregate amount of $695,000. The loans are secured by real estate. The loans are believed to be collectible. All loans to officers and directors are made in accordance with Regulation O, under the same terms available to the general public without preferential treatment.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Crowe Chizek and Company LLC (“Crowe Chizek”) has served as our independent public accountants since 2002. One or more representatives of  Crowe Chizek are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

FEES PAID TO OUR INDEPENDENT AUDITORS

The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal years ended December 31, 2004 and December 31, 2003.

Audit Fees

The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and for the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB for such fiscal year were approximately $80,000. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB for such fiscal year were approximately $60,500.

Audit-Related Fees

Crowe Chizek  rendered  audit-related services for the fiscal year ended December 31, 2004 and such were $11,000.

Tax Fees

The aggregate fees billed by Crowe Chizek for tax services rendered for the fiscal year ended December 31, 2004 were approximately $11,200 for federal and state tax reviews and consulting services.

All Other Fees

The aggregate fees billed by Crowe Chizek for services rendered to us, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” for the fiscal year ended December 31, 2004 were approximately $70,700.

Our Audit Committee approves in advance all services to be performed by our independent auditors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Under SEC rules, pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by us to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by us at the time of engagement to be non-audit services and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Crowe Chizek pursuant to these exceptions in fiscal year 2004.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

Stockholders interested in presenting a proposal for consideration at our 2005 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Secretary no later than May 30, 2005.

After the May 30, 2005 deadline, a stockholder may present a proposal at our 2005 annual meeting of stockholders if it is submitted to our Secretary at the address below, but we are not obligated to present the matter in our proxy materials.

Our 2005 annual meeting of stockholders is expected to be held no later than June 15, 2005. If the date of next year’s annual meeting is changed by more than 30 days from June 15, 2006, then any proposal must be received not later than ten days after disclosure of the meeting date is made if such proposal is to be included in our proxy materials.

Any stockholder proposals should be addressed to Michael E. Golden, President and Chief Executive Officer of PanAmerican Bancorp, at 3400 Coral Way, Suite 100, Miami, Florida 33145.

Michael E. Golden

/s/ MICHAEL E. GOLDEN
President and Chief Executive Officer

Miami, Florida

May 18, 2005

APPENDIX A

AUDIT COMMITTEE CHARTER

I.

General

1.

Provide an open avenue of communication between the Board of Directors and both Management and the External Auditor. Annually discuss the desired level of communications with Management and the External Auditor.

2.

Annually assess the independence and financial literacy of Committee Members.

3.

Meet two to four times per year or more frequently as circumstances require. The Committee may ask members of Management, the External Auditor, or others to attend meetings and provide pertinent information as necessary.

4.

Confirm and assure the independence of the External Auditor.

5.

Review the scope and timing of the Audit Management and the External Auditor to assure completeness of coverage and the effective and efficient use of audit resources.

6.

Inquire of Management and the External Auditor about significant risks or exposures and assess the steps Management has taken to minimize such risk.

7.

Consider and review with Management and the External Auditor:

a.

The adequacy of internal controls including computerized information system controls and security.

b.

Related findings and recommendations of the External Auditor together with Management’s responses.

8.

Consider and review with Management and the External Auditor:

a.

Significant findings during the year, including the status of the audit recommendations from the prior year.

b.

Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

c.

Any changes required in the planned scope of the audit plan.

9.

Meet periodically with Management and the External Auditor in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

10.

Report periodically to the Board of Directors on significant results of the foregoing activities.

11.

Instruct the External Auditor that the Board of Directors in the Auditor’s client.

II.

Reporting

1.

Advise Management and the External Auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2.

Provide that Management discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted. Particularly, discuss the degree of aggressiveness or conservatism of accounting principles and underlying estimates.

3.

Inquire as to the Auditor’s independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted.

4.

Inquire as to the Auditor’s views about whether Management’s choice of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5.

Determine, as regards to new transactions or events, the Auditor’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by Management.

6.

Assure that the External Auditor’s reasoning is described in determining the appropriateness of changes in accounting principals and disclosure practices.

7.

Inquire as to the External Auditor’s views about how the Company’s choices of accounting principals and disclosure practices may affect Stockholders and other users.

III.

Activities

1.

Recommend the selection of the External Auditor for approval by the Board of Directors, approve the arrangements and related fees of the External Auditor. Review and approve the dismissal of the External Auditor.

2.

Consider, in consultation with the External Auditor, the audit scope and plan of the audit engagement.

3.

Review with Management and the External Auditor the results of annual audits and related comments including:

a.

The External Auditor’s audit of the Company’s annual financial statements, accompanying footnotes and its report thereon.

b.

Any significant changes required in the External Auditor’s audit plans.

c.

Any difficulties or disputes with Management encountered during the ocurse of the audit.

d.

Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

4.

Review annually with the External Auditor the results of the monitoring of compliance with the financial institution’s Code of Conduct.

5.

Assure the External Auditor’s reasoning is described in accepting or questioning significant estimates by Management.

6.

Review and update the Committee’s Charter annually.

7.

Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO/Controller.

8.

Review and approve requests for any Management Consulting Engagement to be performed by the External Auditor and be advised of any other study udnertaken at the request of Management that is beyond the scope of the Audit Engagement Letter.

9.

Review periodically with general counsel legal and regulatory matters that may have a material impact on the Company’s financial statements, compliance policies and programs.

10.

Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

APPENDIX B

Amended and Restated PanAmerican Bancorp

Directors Stock Option Plan

1.

Purpose. The purpose of the PanAmerican Bancorp Directors Stock Option Plan (the “Plan”) is to further the interests of PanAmerican Bancorp corporation, a Delaware Company (the “Company”), by providing incentives in the form of grants of nonqualified stock options to non-employee directors of the Company. The grants will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company’s continued success and progress. This program will also assist the Company in attracting and retaining non-employee directors.

2.

Definitions. The following definitions shall apply to this Plan:

(a)

“Affiliate” means an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the entity specified.

(b)

“Authorized Shares” means the total number of shares which the charter or   articles of incorporation of the Company permits the Company to issue.

(c)

“Board” means the board of directors of the Company.

(d)

“Change in Control” means any of the following events:

(i)

any person (as such term is used in Section B(d) of the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a subsidiary of the Company or any employee benefit plan (or any related trust) of the Company or a subsidiary, becomes the beneficial owner of 30% or more of the Company’s outstanding voting shares or of securities of the Company that are entitled to vote generally in the election of directors of the Company (“Voting Securities”) representing 30% or more of the combined voting power of all Voting Securities of the Company;

(ii)

individuals who, as of the Effective Date of the Plan, constitute the Board (“Incumbent Board”) cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a majority of the members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14( d) of the Exchange Act) or a proposed Merger (as defined below)) shall be deemed to be members of the Incumbent Board; or

(iii)

approval by the shareholders of the Company of either of the following:

A.

a merger, reorganization, consolidation or similar transaction (any of the foregoing, a “Merger”) as a result of which the persons who were the respective beneficial owners of the outstanding Common Stock and or the Voting Securities immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 50% of, respectively, the outstanding voting shares and the combined voting power of the Voting Securities resulting from such Merger in substantially the same proportions as immediately before such Merger; or

B.

a plan of liquidation of the Company or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(e)

“Code” means the Internal Revenue Code of 1986, as amended.

(f)

“Committee” means the Compensation Committee as constituted by the Board from time to time. If the Compensation Committee ceases to exists for whatever reason, “Committee” means the Board.

(g)

“Common Stock” means the Company’s Class A Common Stock, par value $0.01 per share of the Company.

(h)

“Company” means PanAmerican Bancorp.

(i)

“Date of Grant” means the date or time when the Company completes the corporate action constituting the grant of an Option.

(j)

“Effective Date” means the date as determined in Section 15 herein.

(k)

“Eligible Person” means any individual who serves or has in the past served the Company as a non-employee director.

(i)

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(m)

“Fair Market Value” means the fair market value of the Common Stock. If the Common Stock is publicly traded on the date as of which fair market value is being determined, the fair ,market value is the mean between the high and low sales prices of the Common Stock as reported by The NASDAQ Stock Market on that date or, if the Common Stock is listed on a stock exchange, the mean between the high and low sales prices of the stock on that date, as reported by that stock exchange. If trading in the stock or a price quotation does not occur on the date as of which fair market value is being determined, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value. If the Common Stock is not publicly traded on the date as of which fair market value is being determined, the Board shall determine in good faith the fair market value of the Shares, at least one time each calendar year, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company’s current and projected earnings.

(n)

“Initial Public Offering” means the closing of an underwritten public  offering by the Company pursuant to a registration statement filed and declared effective under the Exchange Act covering the sale and offer of the Common Stock.

(o)

“Option” means an option granted pursuant to the Plan that entitles the Recipient to purchase stock of the Company.

(p)

“Option Agreement” means a written agreement entered into between the Company and a Recipient which sets out the terms and restrictions of an Option granted to the Recipient.

(q)

“Option Shareholder” shall mean a Recipient who has acquired shares upon exercise of an Option.

(r)

“Option Shares” means Shares that a Recipient receives upon exercise of an Option.

(s)

“Plan” means the PanAmerican Bancorp Corporation Directors Stock Option Plan as amended from time to time.

(t)

“Recipient” means an Eligible Person who is granted an Option.

(u)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(v)

“Subsidiary” means any Company that is a “subsidiary Company” with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions of the Plan applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a “parent Company” with respect to the Company under Section 424(e) of the Code.

3.

Administration. This Plan will be administered by the Committee. The Committee has the exclusive power to select the Recipients of Options pursuant to this Plan, to establish the terms of the Options granted to each Recipient, and to make all other determinations necessary or advisable under the Plan, provided that all Option grants shall be approved by the Board. The Committee has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an Option under this Plan, and to determine the size of the Option. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe, amend, and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for the Plan’s administration. The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Company. The Committee shall also have the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient’s affiliation with the Company for purposes of the Plan. Any determinations made by the Committee will be final and binding on all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.

Shares Subject to Plan. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be subject to Options under the Plan shall be one million (1,000,000) shares. If an Option should expire or become unexercisable for any reason without having been exercised, the unpurchased Shares that were subject to such Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

5.

Eligibility. Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Option under this Plan. The grant of an Option to a Recipient in any year does not require the grant of an Option to such Recipient in any other year. Furthermore, the Company may grant different Options to different Recipients and has full discretion to choose whether to grant Options to any Eligible Person. The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the sizes of their Options, including, without limitation: (i) the financial condition of the Company; and (ii) the expected profits for the current or future years. Recipients may include persons to whom stock options previously were granted under this or another plan of the Company, whether or not the previously granted stock options have been fully exercised or vested. A Recipient’s right, if any, to continue to serve the Company and its Affiliates as a director will not be enlarged or otherwise affected by his designation as a Recipient under this Plan, and such designation will not in any way restrict the right of the Company or any Affiliate, as the case may be, to remove at any time the Recipient from the Board, as provided in the Company’s bylaws.

6.

Options. Each Option granted to a Recipient under the Plan shall contain such provisions as the Committee at the Date of Grant shall deem appropriate. Each Option granted to a Recipient will satisfy the following requirements:

(a)

Written Agreement. Each Option granted to a Recipient will be evidenced by an Option Agreement. The terms of the Option Agreement need not be identical for different Recipients. The Option Agreement shall include a description of the substance of each of the requirements in this Section 6 with respect to that particular Option.

(b)

Number of Shares. Each Option Agreement shall specify the number of Shares that may be purchased by exercise of the Option.

(c)

Exercise Price. The exercise price of each Share subject to a Option shall equal the exercise price designated by the Committee on the Date of Grant.

(d)

Duration of Option. An Option shall expire on the tenth anniversary of its Date of Grant or at such earlier or later date as is set by the Committee in establishing the terms of the Option at grant. If a Recipient’s term as a director with the Company terminates before the expiration date of an Option granted to the Recipient, the Option shall expire on the date stated in the Option Agreement. If no date is provided in the Option Agreement, the Option shall expire on the earliest of the dates described in subsections (f), (g), and (h) of this Section.

(e)

Vesting of Option. Each Option Agreement shall specify the vesting schedule applicable to the Option. The Committee, in its sole and absolute discretion, may accelerate the vesting of any Option at any time. In addition, in the event that a Change in Control occurs; all of the shares of Stock subject to the Option shall become immediately exercisable.

(f)

Death. In the case of the death of a Recipient, an Option granted to the Recipient shall expire on the date that is eighteen (18) months after the Recipient’s death, or if earlier, the Option’s expiration date, unless the Committee sets an earlier or later expiration date in establishing the terms of the Option at grant or a later expiration date subsequent to the Date of Grant but prior to the end of such eighteen-month period. During the period beginning on the date of the Recipient’s death and ending on the date the Option expires, the Option may be exercised to the extent it could have been exercised at the time the Recipient died, subject to any adjustment under Section 10 herein.

(g)

Disability. In the case of the total and permanent disability of a Recipient and a resulting termination of directorship with the Company, an Option granted to the Recipient shall expire eighteen (18) months after the Recipient’s last day as a director, or, if earlier, the Option’s expiration date, unless the Committee sets an earlier or later expiration date in establishing the terms of the Option at grant or a later expiration date subsequent to the Date of Grant but prior to the end of such eighteen-month period. During the period beginning on the date of the Recipient’s termination as a director by reason of disability and ending on the date the Option expires, the Option may be exercised as to the number of Shares for which it could have been exercised at the time the Recipient became disabled, subject to any adjustments under Section 10 herein.

(h)

Termination of Service. If a Recipient ceases to serve as a director of the Company for any reason other than death or disability (as described above), an Option granted to the Recipient shall lapse ninety (90) days following the last day that the Recipient is a director. Notwithstanding any provisions set forth herein, if the Recipient shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any parent or Subsidiary, (ii) breach any covenant not to compete or agreement with the Company or any parent or Subsidiary, or (iii) engage in conduct that could have a material adverse effect on the Company, any unexercised part of the Option shall lapse immediately upon the earlier of the occurrence of such event or the last day the Recipient is a director of the Company.

(i)

Conditions Required for Exercise. Options granted to Recipients under the Plan shall be exercisable only to the extent they are vested according to the terms of the Option Agreement. Each Agreement shall specify any additional conditions required for the exercise of the Option.

(j)

Method of Exercise. An Option may be exercised by delivering written notice of exercise to the Company, at its principal office, addressed to the attention of the President of the Company, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either (i) in cash or in immediately available or next day funds; (ii) through the tender to the Company of shares of Stock which are already owned by the Recipient and which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and not prohibited by any agreement to which the Company is a party, by the delivery of cash in an amount equal to the par value of the shares of Stock for which the Option is being exercised and the execution and delivery of a nonrecourse, partial recourse or full recourse promissory note of the Recipient to the Company in the principal amount equal to the balance of such exercise price and having a interest rate and other terms acceptable to the Company; (iv) to the extent permitted by applicable law and to the extent a public market for the Stock exists, as determined by the Company, by delivery of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price; or (v) by a combination of the methods described in (i), (ii), (iii) and (iv). If the person exercising the Option is not the Recipient, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Company shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

(k)

Designation of Beneficiary. Each Recipient shall designate, on a form provided by the Committee, a beneficiary to receive Options awarded hereunder in the event of his death prior to full exercise of such Options; provided, that if no such beneficiary is designated or if the beneficiary so designated does not survive the Recipient, the estate of such Recipient shall be deemed to be his beneficiary. Such Recipients may, by written notice to the Committee, change the beneficiary designated in any outstanding Option Agreements.

(I)

Nontransferability of Option. No Option is assignable or transferable by the Recipient to whom it is granted other than by will or under the laws of descent and distribution,

except pursuant to this paragraph. The Recipient may transfer, not for value, all or part of the Option to any Family Member. For the purpose of this paragraph, a “not for value” transfer is a transfer which is (i) a gift or (ii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Recipient) in exchange for an interest in that entity. Following a transfer under this paragraph, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Recipient. Subsequent transfers of transferred Options are prohibited except to Family Members of the Recipient in accordance with this paragraph or by will or the laws of descent and distribution. The limitations on exercise in Section 6(e) above shall continue to be applied with respect to the Recipient, such that the Option shall be exercisable by the transferee only to the extent, and for the periods specified in this Agreement, and the shares may be subject to repurchase by the Corporation or its assignee.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships of the Recipient, any person sharing the Recipient’s household (other than a tenant or employee), a trust in which anyone or more of these persons (or the Recipient) have more than fifty percent of the beneficial interest, a foundation in which anyone or more of these persons (or the Recipient) control the management of assets, and any other entity in which one or more of these persons (or the Recipient) own more than fifty percent of the voting interests.

7.

Transferability and Sale of Shares.

(a)

Nontransferability. The Recipient shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock purchased pursuant to an Option to anyone without first offering them to the Company for purchase on the same terms and conditions as those offered the proposed transferee. If the Recipient wishes to make such a transfer, the Recipient shall first notify the Company, in writing, of the identity of the transferee and the terms and conditions of such transfer. The Company shall have the irrevocable and exclusive first option, but not the obligation, to purchase all or a portion of such Stock, provided that the Company provides notice of its election to purchase such Stock within thirty (30) days after receiving such notice of the proposed transfer. The purchase price to be paid by the Company for such Stock offered to the Company shall be the Fair Market Value of the Stock on the date of the Recipient’s notice. In the event that the Company determines that it cannot or will not exercise its rights under this Section 7(a), in whole or in part, the Company may assign its rights, in whole or in part, to (i) any stockholder of the Company (a “Stockholder”), (ii) any employee benefit plan (within the meaning of § 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company for the benefit of employees of the Company (a “Plan”), or (iii) any company or other trade or business that is controlled by or under common control with the Company (determined in accordance with the principles of Section 414(b) and (c) of the Code and the regulations thereunder) (an “Affiliate”). The Company shall give reasonable written notice to the Recipient or other registered owner of the shares of Stock of any assignment of its rights. If the Company (or a permitted assignee) fails to exercise such right of first refusal during this 30-day period, the Recipient may complete the proposed transfer at any time within the next forty-five (45) days. If the Recipient fails to complete such transfer within the forty-five (45) day period, the restrictions of this Subsection 7(a) shall apply again, so that the Recipient must offer the Stock to the Company in accordance with this Subsection 7(a) before any transfer occurs. The restrictions of this Subsection 7(a) shall also apply to any person to whom Stock that was originally acquired pursuant to the exercise of an Option is sold, pledged, assigned, bequeathed, gifted, or otherwise transferred. Any transfer which does not comply with this Subsection 7(a) shall be null and void. Notwithstanding the foregoing, the restrictions of this Subsection 7(a) shall not apply to a transfer of shares of Stock that occurs as a result of the death of the Recipient or of any subsequent transferee (but shall apply to any transfer proposed by the executor, administrator or personal representative, the estate, and the legatees, beneficiaries and heirs thereof).

(b)

Repurchase Rights. Upon termination of the Recipient’s service as a director of  the Company, for any reason, the Company shall have the right, exercisable by written notice to the registered owner of such shares of Stock, for a period of twelve months following such termination, to repurchase any or all of the shares of Stock acquired by the Recipient by reason of the exercise of an Option at a price equal to the Fair Market Value of such shares on the date notice is given to the Recipient of exercise of this right... Upon the exercise of the Option, in whole or in part, at a time when the Recipient no longer serves as a director of the Company, the Company shall have the right, for a period of twelve months following such exercise, to repurchase any or all of the shares of Stock acquired upon such exercise at a price equal to the Fair Market Value of such shares on the date notice is given to the Recipient of exercise of this right. The Company may assign its rights hereunder, in whole or in part, to a Stockholder, a Plan, or an Affiliate. The Company shall give reasonable written notice to the Recipient (or other registered owner of the shares of Stock) of any assignment of its rights. The Company does not intend to exercise its repurchase rights during the first six months after exercise of an Option to the extent that it would result in adverse financial accounting effects on the Company.

(c)

Publicly Traded Stock. If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on The Nasdaq StockMarket, Inc., or is publicly traded in an established securities market, the foregoing restrictions of this Section 7 shall terminate as of the first date that the Stock is so listed, quoted, or publicly traded.

(d)

Installment Payments. In the case of any purchase of shares of Stock under this Section 7, at the option of the Company or its permitted assignee or delegee, the Company or its permitted assignee or delegee may pay the Recipient or other registered owner of the shares of Stock the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the- date on which the purchase is made. The Company or its permitted assignee or delegee shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

(e)

Legend. In order to enforce the restrictions imposed upon shares of Stock under this Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Agreement that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

8.

Taxes; Compliance with Law; Approval of Regulatory Bodies; Legends. The Company shall have the right to withhold from payments otherwise due and owing to the Recipient (or his beneficiary) or to require the Recipient (or his beneficiary) to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, and/or local withholding tax requirements (if any) at the time the Recipient (or his beneficiary) recognizes income for federal, state, and/or local tax purposes with respect to any Option under this Plan.

Options can be granted, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company’s stock is listed at any time. An Option is exercisable only if either (a) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (b) an exemption from the registration requirements of applicable securities laws is available. This Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section. No Option may be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

Each person who acquires the right to exercise an Option or to ownership of Shares by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

9.

Effects of Changes in Capitalization or Change in Control.

(a)

Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed   into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock dividend, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date an Option is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the Option, so that the proportionate interest of the Recipient immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Exercise Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Exercise Price per share. A corresponding adjustment changing the maximum aggregate number of Shares that may be subject to Options under the Plan shall likewise be made. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to the Option and/or (ii) the exercise price of the Option to reflect such distribution.

(b)

Reorganization in Which the Company Is the Surviving Company. Subject to Subsection (c) of this Section, if the Company shall be the surviving Company in any reorganization, merger, or consolidation of the Company with one or more other companies or other entities, each Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares remaining subject to the Option immediately before such reorganization, merger, or consolidation.

(c)

Change in Control. In the event that a Change in Control occurs, the Board may (i) make provisions in connection with such transaction for the continuation of each Option, (ii) reach an agreement with the acquiring or surviving entity that the acquiring or surviving entity will assume the obligation of the Company under each Option, (iii) reach an agreement with the acquiring or surviving entity that the acquiring or surviving entity will convert each Option into an option of at least equal value, determined as of the date of the transaction, to purchase stock of the acquiring or surviving entity, (iv) terminate all Options outstanding under the Plan effective upon the date of the applicable transaction and either make, within 60 days after the date of the applicable transaction, a cash payment to each Recipient equal to the difference between the exercise price of the Recipient’s Option and the Fair Market Value, as of the date of the applicable transaction, of the Shares subject to the Option, or give each Recipient the right to exercise, in whole or in part, the vested portion of the Option for thirty (30) days immediately before the occurrence of such termination, or (v) accelerate the expiration of each Option to a date not earlier than the fifteenth “day after the date of the applicable transaction; provided, however, that the Board determines that any such modification does not have a substantial adverse economic impact on the Recipient, as determined at the time of such transaction.

(d)

Adjustments. Adjustments required by this Section relating to the Stock shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

10.

Liability of the Company. The Company, its parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Option.

11.

Amendment and Termination of Plan. The Board may alter, amend, or terminate this Plan from time to time without approval of the shareholders of the Company. The Board may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, the Plan, Recipients or Eligible Persons are subject. Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an Option granted before the amendment (unless the alteration is expressly permitted under this Plan) will be effective only with the consent of the Recipient to whom the Option was granted or the holder currently entitled to exercise it. Nothing under this Plan shall limit the right of the Company to create another plan providing Options, Incentive Stock Options or Controlled Stock grants.

12.

Expenses of Plan. The Company shall bear the expenses of administering the Plan.

13.

Duration of Plan. Options may be granted under this Plan only during the 10 years immediately following the original effective date of this Plan.

14.

Applicable Law. The validity, interpretation, and enforcement of this Plan are governed in all respects by the laws of Florida and the United States of America.

15.

Effective Date. The effective date of this Plan shall be the earlier of (i) the date on which the Board adopts the Plan or (ii) the date on which the Shareholders approve the Plan.

The Amended and Restated Directors Plan was adopted by the Board of Directors on April 30, 2004.

APPENDIX C

Amended and Restated PanAmerican Bancorp

Incentive Stock Option Plan

Section 1.01.

The purpose of this incentive Stock Option Plan is to promote the growth and general prosperity of PanAmerican Bancorp (the “Company”) by permitting the Company to grant options to purchase shares of its Common Stock to persons whose contributions are important to the success of the Company. The Plan is designed to help attract and retain superior personnel, and to offer them an additional incentive to contribute to the success of the Company. The Company intends that Options granted to employees pursuant to the provisions of the Plan will qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations promulgated thereunder (“ISOs”), unless an Option, by its terms, would not qualify thereunder. Options granted to non-employee directors and consultants would not qualify thereunder. As used in the Plan, the terms “corporation” and “subsidiary” shall have the meanings set forth in subsections (e) arid (t), respectively, of Section 424 of the Code.

Section 2.01

Definitions. The following definitions shall apply to this Plan:

(a)

“Affiliate” means an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the entity specified.

(b)

“Authorized Shares” means the total number of shares which the charter or articles of incorporation of the Company permits the Company to issue.

(c)

“Board” means the board of directors of the Company.

(d)

“Change in Control” means any of the following events:

(i)

any person (as such term is used in Section B(d) of the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a subsidiary of the Company or any employee benefit plan (or any related trust) of the Company or a subsidiary, becomes the beneficial owner of 30% or more of the Company’s outstanding voting shares or of securities of the Company that are entitled to vote generally in the election of directors of the Company (“Voting Securities “) representing 30% or more of the combined voting power of all Voting Securities of the Company;

(ii)

individuals who, as of the Effective Date of the Plan, constitute the Board (“Incumbent Board”) cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a majority of the members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14( d) of the Exchange Act) or a proposed Merger (as defined below)) shall be deemed to be members of the Incumbent Board; or

(iii)

approval by the shareholders of the Company of either of the following:

A.

a merger, reorganization, consolidation or similar transaction (any of the foregoing, a “Merger”) as a result of which the persons who were the respective beneficial owners of the outstanding Common Stock and or the Voting Securities immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 50% of, respectively, the outstanding voting shares and the combined voting power of the Voting Securities resulting from such Merger in substantially the same proportions as immediately before such Merger; or

B.

a plan of liquidation of the Company or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(e)

“Common Stock” means the Company’s Class A Common Stock, par value $0.01 per share of the Company.

(f)

“Effective Date” means the earlier of (i) the date on which the Board adopts the Plan, or (ii) the date on which the Shareholders approve the Plan.

(g)

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(h)

“Option” means an option granted pursuant to the Plan that entitles the Optionee to purchase stock of the Company.

(i)

“Option Agreement” means a written agreement entered into between the Company and an Optionee which sets out the terms and restrictions of an Option granted to the Optionee.

(j)

“Optionee” means a person who is granted an Option

(k)

“Plan” means the PanAmerican Bancorp Corporation Incentive Stock Option Plan as amended from time to time.

Section 3.01.

Administration. The Plan shall be administered by the entire board of directors of the Company or by a committee of the board of directors consisting of two or more directors to whom administration of the Plan has been delegated by resolution of the board of directors (the “Committee”). The members of the board or that committee, as the case may be, are hereafter referred to as the “Plan Administrators”. Actions of the Plan Administrators shall be taken by a majority vote or by unanimous written consent. In the event that the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Act”), all Plan Administrators shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) of the General Rules and Regulations tinder the Act, if less than all members of the Board are Plan Administrators. In the event that the Company is the issuer of any common equity securities required to be registered under Section 12 of the Act, all Plan Administrators shall be “outside directors” within the meaning of the Regulations underlying Section 162(m) of the Code.

Section 3.02.

Authority of Plan Administrators. Subject to the provisions of the Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority, in their absolute discretion, (a) to construe and interpret the Plan, (b) to define the terms used herein, (c) to prescribe, amend, and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom Options to purchase Common Stock shall be granted under the Plan, (e) to determine the time or times at which Options shall be granted under the Plan, (f) to determine the number of shares of Common Stock subject to each Option, the Option price, vesting schedule and the duration of each Option granted under the Plan, (g) to determine all of the other terms and conditions of Options granted under the Plan, and (h) to make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the Plan on their Legal representatives, heirs and beneficiaries. The Plan Administrators shall endeavor to ensure that Option Agreements entered into pursuant to the Plan which are intended to be ISOs meet all the requirements for incentive stock options described in Section 422 of the Code.

Section 3.03.

Terms, Conditions and Method of Grant. The terms and conditions of Options granted under the Plan may differ from one another as the Plan Administrators, in their absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. All Options granted hereunder shall be evidenced by a written  Option  Agreement (with a copy of the Plan attached) between the Company and the Optionee specifying the number of shares of Common Stock that may be purchased. The Option Agreement shall be in the form and shall contain such provisions consistent with the Plan as the Plan Administrators, acting with the benefit of legal counsel, shall deem advisable; No Option under the Plan shall be granted, the exercise of which shall be conditioned upon the exercise of any other Option under the Plan or any other plan.

Section  4.01.

Maximum Number of Shares of Common Stock Subject to the Plan. Subject to the provisions of Section 13.01, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan is one million (1,000,000). The maximum number of shares subject to the Plan maybe adjusted pursuant to the provisions of Section 13.01 of the Plan. If any of the Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased Common Stock subject to those expired or terminated Options shall again be available for the purpose of the Plan.

Section  5.01.

Eligibility and Participation. Officers, employees, directors and consultants of the Company and its subsidiaries shall be eligible for selection by the Plan Administrators to participate in the Plan.

Section 6.01.

Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the board of directors of the Company, subject to approval of the Plan by the stockholders of the Company, as provided in Section 15.01. The Plan shall continue in effect for a term of 10 years unless sooner terminated under Section 14.01.

Section 6.02.

Duration of Options. Each Option and all rights there under granted pursuant to the terms of the Plan shall expire on the date determined by the Plan Administrators, but in no event shall any Option granted under the Plan expire later than ten (10) years from the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided in this Plan.

Section  6.03.

Exercise Price. The purchase price for shares of Common Stock acquired pursuant to the exercise (in whole or in part) of any Option (the “Exercise Price”) shall not be less than the fair market value per share of the Company’s Common Stock at the time of the grant of the Option. Fair market value shall be determined by the Plan Administrators on the basis of those factors they deem appropriate; provided that the Plan Administrators shall make a good faith effort to determine such fair market value in selecting such factors; and provided further, that if at the time the determination is made the Common stock is admitted to trading on a national securities exchange, the fair market value of the shares shall be not less than the greater of (i) the mean between the high bid and low ask prices reported for the Common Stock on that exchange on the day the Option is granted or the most recent trading day preceding the date on which the Option is granted or (ii) the last reported sale price reported for the Common Stock on that exchange on the day the Option is granted or most recent trading day preceding the date an which the Option is granted. The phrase “National securities exchange” shall include, but not be limited to, the National Association of Securities Dealers Automated Quotation System, the over-the-counter market and the American Stock Exchange.

Section  6.04.

Term and Exercise Price of Option Granted to More Than Ten Percent Stockholder. Notwithstanding anything to the contrary in Sections 6.02 and 6.03, an Option granted to an Optionee who at the time is granted owns (or under Section 424 (d) of the Code is deemed to own) more than 10 percent of the voting power or value of all classes of stock of the Company shall not be an ISO unless the Option, by its terms, shall not be exercisable after the expiration of five years after the date that Option is granted, and (ii) the Exercise Price for that Option shall be at least 110 percent of the fair market value (as determined under Section  6.03) of the shares subject to the Option at the time the Option granted.

Section  6.05.

Maximum Amount of Options to any Optionee. To. the extent that the aggregate fair market value of Common Stock, determined as of the date of grant, with respect to which Options under this Plan and all other such option plans of the Company (or a parent or subsidiary as defined in Section 424 of the Code), and which would otherwise be ISOs, are exercisable for the first time by an Optionee in any calendar year exceeds

$100,000, such Options shall not be treated as ISOs. Subject to the provisions of Section, 13.01, the maximum aggregate number of shares which may be granted under the Plan to any individual during any 12-month period is one-half of the number of shares set forth in Section 4.01, above.

Section 6.06 Vesting of Options.

Each Option Agreement shall specify the vesting schedule applicable to the Option. The Committee, in its sole and absolute discretion, may accelerate the vesting of any Option at any time. In addition, in the event that a Change in Control occurs; all of the shares of Stock subject to the Option shall become immediately vested and exercisable.

Section 6.07 Conditions Required for Exercise.

Options granted to Recipients under the Plan shall be exercisable only to the extent they are vested according to the terms of the Option Agreement. Each Agreement shall specify any additional conditions required for the exercise of the Option.

Section 7.01.

Exercise of Options by Optionee.

Each Option, shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators. No Option may be exercised for a fraction of a share of Company Stock. In addition, no Option may be exercised other than on a business day of the Company. The full Exercise Price of any shares purchased shall be paid at the time of exercise in cash or, if permitted by the terms of the Option, any combination of cash or shares of Common Stock. If any portion of the Exercise Price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value, as determined by the Plan Administrators in accordance with Section 6.03 of the Plan. In addition, if permitted by the terms of the Option, the Optionee may purchase all or any portion of the shares subject to an Option by directing the Company to withhold from delivery to the Optionee the number of shares having a fair market value equal to the aggregate exercise price of the total number of shares purchased. No Option may be exercised on a date later than 10 years from the date it is granted.

An Optionee must exercise a minimum of ten percent (10%) of their vested balance in each transaction.

Section 7.02.

Exercise of Options by Estate or Beneficiaries. Subject to the provisions of Section 12.01, if an Option shall have been transferred to an estate of an Optionee, or any beneficiary thereof who shall have acquired such Option by bequest or inheritance by reason of the death of such Optionee, the Option shall be exercisable in the same manner as if exercised by such Optionee pursuant to Section 7.01. Such Options, if so exercised, shall be eligible for treatment under Section 422 of the Code without regard to whether such executor; administrator or beneficiary is then employed by the Company; provided the Optionee shall have met the employment requirements of Section 422 of the Code on the date of his or her death. If an ISO had not been exercised by an Optionee prior to the expiration of the applicable holding period of Section 422(a)(1) of the Code, the executor, administrator or beneficiary of the estate of such Optionee may exercise such Option, and such Option shall be treated as an ISO, notwithstanding whether the shares of Common Stock acquired thereunder shall be disposed of prior to the expiration of such applicable period.

Section  7.03.

Written Notice Required. An Option granted pursuant to the terms of the Plan shall be considered exercised when written notice of that exercise, together with the investment representations described in Section 7.01, if any, have been given to the Company at its principal office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Upon receipt thereof and in connection with the transfer of Common Stock pursuant to the exercise of an ISO, the Company shall provide Optionee with a written statement containing the information required by Section 6039(a) of the Code.

Section 8.01.

Compliance with State and Federal Laws. Shares of Common Stock shall not be issued with respect to any Option granted under the Plan unless the Exercise of that Option and the issuance and delivery of the Common Stock pursuant to that exercise shall comply with all relevant provisions of state and federal laws, rules and regulations, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to that compliance. If any law or any regulation of any federal or state body having jurisdiction shall require the Company or the Optionee to take any action in connection with the shares specified in the Optionee notice, then the date for the delivery of the shares shall be postponed until the completion of the necessary action. The Plan Administrators also shall require (to the extent required by applicable laws, rules and regulations) an Optionee to furnish evidence satisfactory to the Company (including a written and signed representation letter and a consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise) that the Common Stock is being purchased only for investment and without any present intention to sell or distribute the Common Stock in violation of any law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option restricting their transferability as may be required by applicable laws, rules and regulations.

Section 9.01.

Option Rights upon Termination of Employment

(a)

If an Optionee’s employment with the Company terminates for any reason, other than as a result of the Optionee’s death or permanent and total disability, any unexercised portion of his or her Option shall immediately terminate, unless an Option Agreement allows the Option to be exercised at any time within 3 months after the date of termination. For this purpose, the employment in respect of which an Option shall have been granted. shall be deemed to continue while the Optionee to whom said Option shall have been granted shall be on military leave, leave on account of illness or other bona fide leave determined in the discretion of the Plan Administrator, provided the period of such leave shall not exceed 90 days or longer, so long as the right of an Optionee who is an employee to reemployment is not so guaranteed by operation of law or contract, then such employment shall be deemed to terminate on the 91st day of such leave.

(b)

Nothing in this Plan shall be deemed to obligate the Company to continue an Optionee’s employment for any particular time.

Section 10.01.

Option Rights upon Death or Disability. Except as otherwise limited by the Plan Administrators in the Option Agreement, if any Optionee dies or becomes permanently and totally dissolved within the meaning of Section 22(e)(3) of the Code while in the employ of the Company or a subsidiary thereof, or dies within 3 months following termination of employment, his or her option shall expire one year after the date of death or the date of permanent and total disability, unless in either case the Option Agreement or the Plan otherwise provides for earlier termination. During that period, the unexercised portion of the Option may be exercised by the Optionee, if living, or by the person or persons to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death or permanent and total disability, as the case may be.

Section 11.01.

Privileges of Stock Ownership. Notwithstanding the exercise of any Option granted pursuant to the Plan, no Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon the exercise of his or her Option until the Optionee becomes a stockholder of record.

Section 12.01.

Options Not Transferable. Options granted pursuant to the terms of the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

Section 13.01.

Adjustments for Changes In Capitalization or Organization; Acceleration of Right to Exercise Option. All  Options granted pursuant to this Plan shall be adjusted in the manner prescribed by this section.

(a)

If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares of Common Stock as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share of Common Stock or other unit of any security covered by the Option.

(b)

Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger, combination or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or stock of the Company to another corporation, the Plan and any Option theretofore granted hereunder shall terminate unless provision is made in writing in connection with that transaction for the continuance of the Plan and for the assumption of Options theretofore granted hereunder, or the substitution for those options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, as determined or approved by the Plan Administrators, saw the number and kind of shares of stock subject to the substituted options and Exercise Price with respect thereto, in which event the Plan and the Options theretofore granted, or the new options substituted therefore, shall continue in the manner and under the terms so provided. For the purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Exercise Price with respect thereto shall not be more than the excess of the aggregate fair market value of the shares subject to the Option immediately before the substitution or assumption over the aggregate Exercise Price with respect thereto, and the new option or assumption of the old Option shall not give the Optionee additional benefits which the Optionee did not have under the old Option.

In the event of such dissolution, liquidation, reorganization, merger, combination, consolidation or sale or transfer of assets or stock (i) in which provision is not made in the transaction for the continuance of the Plan and for the assumption of Options theretofore granted or the substitution for those Options of new options covering the securities of a successor corporation or a parent or subsidiary thereof or (ii) a difference between the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Exercise Price with respect thereto and the excess of the aggregate fair market value of the shares subject to the Option immediately before the substitution or assumption over the aggregate Exercise Price with respect thereto, each  Optionee (or that person’s estate or a person who acquired the right to exercise the Option from the Optionee by bequest or inheritance) shall be entitled, prior to the effective date of the consummation of any such transaction, to purchase, in whole or in part, the full number of shares of Common Stock under the Option or Options granted to him or her which he or she would otherwise have been entitled to purchase during the remaining term of the Option and without regard to any otherwise applicable exercise restrictions or vesting schedules set forth in the Option Agreement. To the extent that any such exercise relates to stock that is not otherwise available for purchase through the exercise of the Option by the Optionee at that time, the exercise shall be contingent upon the consummation of that dissolution, liquidation, reorganization, merger, combination, consolidation, or sale or transfer of assets or stock.

Section 14.01.

Termination and Amendment of Plan. The Plan shall terminate 10 years after the earlier of its adoption by the Board of Directors or its approval by the stockholders of the Company, and no Options shall be granted under the Plan after that date; provided, however, that termination of the Plait shall not terminate any Option granted prior thereto, and Options granted prior to termination of the Plan and existing at the time of termination of the Plan shall continue to be subject to all the terms and conditions of the Plan as if the Plan had not terminated. Subject to the limitation contained in Section 15.02, the Plan Administrators may at any time amend or revise the terms of the Plan (including the form and substance of the Option Agreements to he used hereunder). provided that no amendment or revision shall (i) increase the maximum aggregate number of share of Common Stock provided for in Section, 4.01 that may be sold pursuant to Options granted under the Plan, except with the approval of the stockholders of the Company or except as required under the provisions of Section 13.01(a), (ii) permit the granting of an Option to anyone other than as provided in Section 5.01, (iii) increase the maximum term provided for in Sections 6.02 and 6.04 of any Option, or (iv) reduce the exercise Price shares of Common Stock under Sections 6.03 and 6.04.

Section 15.01.

Approval of Stockholders. Within 12 months before or after its adoption by the board of directors of the Company, as provided by Section 6.01, the Plan must be approved by stockholders of the Company holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholder’s meeting. Options may be granted under the Plan prior to obtaining approval, subject to the limitations of Section 14.01 concerning the period during which  Options may be granted, but those  Options shall be contingent upon approval being obtained and may no be exercised prior to the receipt of that approval.

Section 15.02.

Prior Rights and Obligations. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any of that Optionee’s rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

Section 16.01.

Reservation of Shares of Common Stock. The Company, during the term of the Plan, will at all times reserve and keep available a sufficient number of shares of Common Stock to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to grant Options under the Plan and to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the Common Stock as to which the requisite authority shall not have been obtained.

Section 17.01.

Headings. The headings of the sections of the Plan are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

Section 18.01.

Brokers’ Commissions. No commission may be paid to brokers on the sale by the Company to the Optionee of Common Stock that is optioned and sold under the Plan.

Section 19.01.

Adoption. The Plan has been adopted by a resolution duly adopted by the board of directors of the Company.

Section  20.01.

Applicable Law. The Plan and Options granted hereunder shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

PANAMERICAN BANCORP

ANNUAL MEETING OF STOCKHOLDERS - June 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of PANAMERICAN BANCORP (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Michael E. Golden and Mr. Robert L. Nichols, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 1200 North Federal Highway, Boca Raton, Florida 33432, on June 15, 2005 at 5:00 p.m., E.D.T., or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock (“Common Stock”), $.01 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 18, 2005, receipt of which, together with the Notice of Annual Meeting and the Annual Report to Stockholders is hereby acknowledged, as follows:

1.

Election of Directors by the holders of Common Stock.

☐  FOR the nominees listed below:

☐  VOTE WITHHELD for all of the nominees listed above.

James Partridge, Michael Golden, Alberto Valle

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

_______________________________________________________________________

2.

To amend the Company’s Incentive Stock Option Plan.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.

To amend the Company’s Director’s Stock Option Plan.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.

In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1, 2, AND 3.

DATED:______________   ________, 2005

____________________________________

SIGNATURE(S)

____________________________________

Please mark, sign, date and return the proxy card promptly using the enclosed envelope